SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                        November 3, 2000

                     XEROX CORPORATION
   (Exact name of registrant as specified in its charter)

 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                   800 Long Ridge Road
                     P. O. Box 1600
            Stamford, Connecticut  06904-1600
    (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code:
                      (203) 968-3000







Item 5.  Other Events

Registrant is filing this Current Report on Form 8-K to disclose its Consolidated Statements of Income, Consolidated Balance Sheets and Consolidated Statements of Cash Flows for and as of the fiscal quarter ended September 30, 2000 in advance of filing same in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, which Registrant expects to file later this month. There are no accompanying notes to these financial statements. The notes to these financial statements will be included in the Form 10-Q filing.


                                    Xerox Corporation
                      Consolidated Statements of Income (Unaudited)

                                       Three months ended   Nine months ended
                                           September 30,         September 30,
(In millions, except per-share data)      2000     1999         2000     1999

Revenues
  Sales                                $ 2,375  $ 2,463      $ 7,192  $ 7,144
  Service, outsourcing, financing and
    rentals                              2,087    2,164        6,389    6,645
Total Revenues                           4,462    4,627       13,581   13,789


Costs and Expenses
  Cost of sales                          1,509    1,385        4,266    3,899
  Cost of service, outsourcing, financing
    and rentals                          1,316    1,238        3,902    3,708
  Inventory charges                          -        -          119        -
  Research and development expenses        272      230          776      737
  Selling, administrative and general
    expenses                             1,379    1,208        3,947    3,631
  Restructuring charge and asset
    impairments                              -        -          504        -
  Mexico provision                          55        -          170        -
  Gain on affiliate's sale of stock          -        -          (21)       -
  Purchased in-process research and
    development                              -        -           27        -
  Other, net                               127       61          276      182
Total Costs and Expenses                 4,658    4,122       13,966   12,157


Income (Loss) before Income Taxes
 (Benefits), Equity Income and
 Minorities' Interests                    (196)     505         (385)   1,632

  Income taxes (benefits)                  (29)     157          (93)     506
  Equity in net income of
    unconsolidated affiliates              (10)      (5)         (60)     (39)
  Minorities' interests in earnings of
    subsidiaries                            10       14           33       35

Net Income (Loss)                      $  (167)  $   339      $ (265) $ 1,130


Basic Earnings (Loss) per Share        $ (0.26)  $  0.50      $ (0.44) $  1.66

Diluted Earnings (Loss) per Share      $ (0.26)  $  0.47      $ (0.44) $  1.55



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 Xerox Corporation
                            Consolidated Balance Sheets

                                         September 30,     December 31,
(In millions, except share data in thousands)    2000             1999
Assets                                     (Unaudited)

Cash                                         $    154          $   126
Accounts receivable, net                        2,422            2,622
Finance receivables, net                        4,909            5,115
Inventories                                     3,108            2,961
Deferred taxes and other current assets         1,552            1,230

  Total Current Assets                         12,145           12,054

Finance receivables due after one year, net     8,155            8,203
Land, buildings and equipment, net              2,499            2,456
Investments in affiliates, at equity            1,582            1,615
Goodwill, net                                   1,628            1,724
Intangible and other assets                     2,481            1,701
Investment in discontinued operations             793            1,130

Total Assets                                 $ 29,283         $ 28,883


Liabilities and Equity

Short-term debt and current portion of
  long-term debt                             $  4,015        $   3,957
Accounts payable                                  997            1,016
Accrued compensation and benefit costs            589              715
Unearned income                                   232              186
Other current liabilities                       1,705            2,163

  Total Current Liabilities                     7,538            8,037

Long-term debt                                 13,132           10,994
Postretirement medical benefits                 1,167            1,133
Deferred taxes and other liabilities            2,223            2,245
Discontinued operations liabilities -
  policyholders' deposits and other                50              428
Deferred ESOP benefits                           (299)            (299)
Minorities' interests in equity of subsidiaries   124              127
Company-obligated, mandatorily redeemable
 preferred securities of subsidiary trust
 holding solely subordinated debentures of
 the Company                                      638              638
Preferred stock                                   659              669
Common shareholders' equity                     4,051            4,911

Total Liabilities and Equity                 $ 29,283        $  28,883

Shares of common stock issued and
  outstanding                                 667,005          665,156

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                                  Xerox Corporation
                 Consolidated Statements of Cash Flows (Unaudited)

Nine months ended September 30  (In millions)           2000          1999

Cash Flows from Operating Activities
Net Income (Loss)                                     $ (265)       $1,130
Adjustments required to reconcile income to cash
 flows from operating activities:
  Depreciation and amortization                          824           659
  Provisions for doubtful accounts                       316           205
  Restructuring and other charges                        623             -
  Mexico provision                                       170             -
  Gain on affiliate's sale of stock                      (21)            -
  Gain on divestitures                                   (63)            -
  Purchased in-process research and development           27             -
  Provision for postretirement medical
    benefits, net of payments                             34            31
  Cash payments for the 1998 restructuring              (101)         (327)
  Cash payments for the 2000 restructuring               (69)            -
  Minorities' interests in earnings of subsidiaries       33            35
  Undistributed equity in income of
    affiliated companies                                 (20)          (39)
  Increase in inventories                               (217)          (57)
  Increase in on-lease equipment                        (483)         (249)
  Increase in finance receivables                       (736)         (901)
  Proceeds from securitization of finance
    receivables                                            -         1,150
  Increase in accounts receivable                       (249)         (480)
  Proceeds from securitization of accounts receivable	 315             -
  Decrease in accounts payable and accrued
    compensation and benefit costs                      (126)         (411)
  Net change in current and deferred income taxes       (491)          197
  Change in other current and noncurrent liabilities    (294)         (224)
  Other, net                                            (278)         (428)
Total                                                 (1,071)          291

Cash Flows from Investing Activities
  Cost of additions to land, buildings and equipment    (324)         (393)
  Proceeds from sales of land, buildings and equipment    80            29
  Proceeds from divestitures                              90             -
  Acquisitions, net of cash acquired                    (873)         (107)
  Other, net                                               -           (24)
Total                                                 (1,027)         (495)

Cash Flows from Financing Activities
  Net change in debt                                   2,208           565
  Proceeds from secured borrowing                        411             -
  Dividends on common and preferred stock               (441)         (439)
  Proceeds from sale of common stock                      22           125
  Proceeds from(settlements of)equity put options         24            (5)
  Dividends to minority shareholders                      (5)          (29)
Total                                                  2,219           217
Effect of Exchange Rate Changes on Cash                   (1)           (9)

Cash Provided by Continuing Operations                   120             4
Cash Provided (Used) by Discontinued Operations          (92)           23
Increase in Cash                                          28            27
Cash at Beginning of Period                              126            79

Cash at End of Period                                $   154       $   106


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                         /s/ MARTIN S. WAGNER
                                         --------------------------------
                                         By: MARTIN S. WAGNER
                                             Assistant Secretary

Dated: November 3, 2000